Exhibit 99

BOAA 05-8 - Price/Yield - 1CB1

Balance	$67,646,300.00	Delay	0	Index	LIBOR_1MO | 3.53375	WAC(1)	5.85473929	WAM(1)	359
Coupon	3.83375	Dated	8/25/2005	Mult / Margin	1.0 / .3	NET(1)	5.598239	WALA(1)	0
Settle	8/31/2005	First Payment	9/25/2005	Cap / Floor	7.50 / .3

Price	1		2		3		4		5
	Yield		Yield		Yield		Yield		Yield
99-28.00	3.874		3.884		3.896		3.910		3.926
99-29.00	3.871		3.878		3.887		3.898		3.909
99-30.00	3.869		3.873		3.879		3.885		3.892
99-31.00	3.866		3.868		3.870		3.873		3.875
100-00.00	3.864		3.863		3.862		3.860		3.859
100-01.00	3.861		3.858		3.853		3.848		3.842
100-02.00	3.859		3.852		3.844		3.835		3.825
100-03.00	3.856		3.847		3.836		3.823		3.809
100-04.00	3.854		3.842		3.827		3.811		3.792

WAL	19.143		7.700		4.247		2.795		2.022
Mod Durn	12.698		6.007		3.631		2.510		1.871
Principal Window	Sep05 - Aug35		Sep05 - Aug35		Sep05 - Aug35		Sep05 - Aug35		Sep05 - Aug14

LIBOR_1MO	3.53375		3.53375		3.53375		3.53375		3.53375
Prepay	0 PPC		50 PPC		100 PPC		150 PPC		200 PPC
Optional Redemption	Call (N	)	Call (N	)	Call (N	)	Call (N	)	Call (N	)

Yield Curve

Mat	6MO	2YR	3YR	5YR	10YR	30YR
Yld	3.632	3.993	4.018	4.044	4.178	4.4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-8 - Price/Yield - 1CB3

Balance	$70,000,000.00	Delay	0	Index	LIBOR_1MO | 3.53375	WAC(1)	5.85473929	WAM(1)	359
Coupon	3.78375	Dated	8/25/2005	Mult / Margin	1.0 / 0.25	NET(1)	5.598239	WALA(1)	0
Settle	8/31/2005	First Payment	9/25/2005	Cap / Floor	8 / .25

Price	1		2		3		4		5
	Yield		Yield		Yield		Yield		Yield
99-28.00	3.823		3.833		3.845		3.859		3.875
99-29.00	3.820		3.828		3.837		3.847		3.858
99-30.00	3.818		3.822		3.828		3.834		3.841
99-31.00	3.815		3.817		3.819		3.822		3.825
100-00.00	3.813		3.812		3.811		3.809		3.808
100-01.00	3.810		3.807		3.802		3.797		3.791
100-02.00	3.808		3.802		3.794		3.785		3.775
100-03.00	3.806		3.796		3.785		3.772		3.758
100-04.00	3.803		3.791		3.776		3.760		3.741

WAL	19.143		7.700		4.247		2.795		2.022
Mod Durn	12.760		6.025		3.638		2.514		1.873
Principal Window	Sep05 - Aug35		Sep05 - Aug35		Sep05 - Aug35		Sep05 - Aug35		Sep05 - Aug14

LIBOR_1MO	3.53375		3.53375		3.53375		3.53375		3.53375
Prepay	0 PPC		50 PPC		100 PPC		150 PPC		200 PPC
Optional Redemption	Call (N	)	Call (N	)	Call (N	)	Call (N	)	Call (N	)

Yield Curve

Mat	6MO	2YR	3YR	5YR	10YR	30YR
Yld	3.632	3.993	4.018	4.044	4.178	4.4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-8 - Price/Yield - 1CB2

Balance	$60,063,500.00	Delay	0	Index	LIBOR_1MO | 3.53375	WAC(1)	5.85473929	WAM(1)	359
Coupon	9.16575	Dated	8/25/2005	Mult / Margin	-0.12987013	NET(1)	5.598239	WALA(1)	0
Settle	8/31/2005	First Payment	9/25/2005	Cap / Floor	16.94 / 0

Price	1		2		3		4		5
	Yield		Yield		Yield		Yield		Yield
101-27.00	9.114		8.936		8.731		8.504		8.255
101-28.00	9.110		8.930		8.721		8.491		8.237
101-29.00	9.106		8.923		8.711		8.477		8.219
101-30.00	9.103		8.916		8.701		8.463		8.201
101-31.00	9.099		8.910		8.691		8.449		8.183
102-00.00	9.095		8.903		8.681		8.436		8.166
102-01.00	9.091		8.896		8.671		8.422		8.148
102-02.00	9.088		8.890		8.661		8.408		8.130
102-03.00	9.084		8.883		8.651		8.395		8.112

WAL	19.143		7.700		4.247		2.795		2.022
Mod Durn	8.156		4.601		3.058		2.230		1.717
Principal Window	Sep05 - Aug35		Sep05 - Aug35		Sep05 - Aug35		Sep05 - Aug35		Sep05 - Aug14

LIBOR_1MO	3.53375		3.53375		3.53375		3.53375		3.53375
Prepay	0 PPC		50 PPC		100 PPC		150 PPC		200 PPC
Optional Redemption	Call (N	)	Call (N	)	Call (N	)	Call (N	)	Call (N	)

Yield Curve

Mat	6MO	2YR	3YR	5YR	10YR	30YR
Yld	3.632	3.993	4.018	4.044	4.178	4.4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-8 - Price/Yield - 2CB1

Balance	$56,387,000.00	Delay	24	WAC(2)	6.44954724	WAM(2)	359
Coupon	6	Dated	8/1/2005	NET(2)	6.193047	WALA(2)	1
Settle	8/31/2005	First Payment	9/25/2005

Price	1		2		3		4		5
	Yield		Yield		Yield		Yield		Yield
101-21.00	5.882		5.695		5.469		5.216		4.934
101-22.00	5.879		5.689		5.460		5.203		4.917
101-23.00	5.876		5.684		5.452		5.190		4.900
101-24.00	5.873		5.678		5.443		5.178		4.883
101-25.00	5.870		5.673		5.434		5.165		4.866
101-26.00	5.868		5.667		5.425		5.152		4.849
101-27.00	5.865		5.661		5.416		5.140		4.833
101-28.00	5.862		5.656		5.407		5.127		4.816
101-29.00	5.859		5.650		5.398		5.114		4.799

WAL	19.485		7.761		4.253		2.786		2.007
Mod Durn	10.664		5.446		3.422		2.411		1.814
Principal Window	Sep05 - Aug35		Sep05 - Aug35		Sep05 - Aug35		Sep05 - Aug35		Sep05 - Jul14

LIBOR_1MO	3.53375		3.53375		3.53375		3.53375		3.53375
Prepay	0 PPC		50 PPC		100 PPC		150 PPC		200 PPC
Optional Redemption	Call (N	)	Call (N	)	Call (N	)	Call (N	)	Call (N	)

Yield Curve

Mat	6MO	2YR	3YR	5YR	10YR	30YR
Yld	3.632	3.993	4.018	4.044	4.178	4.4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-8 - Price/Yield - 3CB1

Balance	$32,777,000.00	Delay	24	WAC(3)	6.358952297	WAM(3)	358
Coupon	6	Dated	8/1/2005	NET(3)	6.102452	WALA(3)	1
Settle	8/31/2005	First Payment	9/25/2005

Price	1		2		3		4		5
	Yield		Yield		Yield		Yield		Yield
101-11.00	5.910		5.751		5.557		5.340		5.097
101-12.00	5.907		5.745		5.548		5.327		5.080
101-13.00	5.904		5.739		5.539		5.314		5.063
101-14.00	5.902		5.734		5.530		5.301		5.046
101-15.00	5.899		5.728		5.521		5.289		5.029
101-16.00	5.896		5.722		5.512		5.276		5.012
101-17.00	5.893		5.717		5.503		5.263		4.995
101-18.00	5.890		5.711		5.494		5.250		4.978
101-19.00	5.887		5.705		5.485		5.237		4.961

WAL	19.393		7.735		4.237		2.772		1.995
Mod Durn	10.613		5.416		3.400		2.394		1.799
Principal Window	Sep05 - Jul35		Sep05 - Jul35		Sep05 - Jul35		Sep05 - Jul35		Sep05 - Jun14

LIBOR_1MO	3.53375		3.53375		3.53375		3.53375		3.53375
Prepay	0 PPC		50 PPC		100 PPC		150 PPC		200 PPC
Optional Redemption	Call (N	)	Call (N	)	Call (N	)	Call (N	)	Call (N	)

Yield Curve

Mat	6MO	2YR	3YR	5YR	10YR	30YR
Yld	3.632	3.993	4.018	4.044	4.178	4.4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAA 05-8 - Price/Yield - 5A1

Balance	$51,842,000.00	Delay	24	WAC(5)	5.963662534	WAM(5)	179
Coupon	5.5	Dated	8/1/2005	NET(5)	5.707163	WALA(5)	1
Settle	8/31/2005	First Payment	9/25/2005

Price	1		2		3		4		5
	Yield		Yield		Yield		Yield		Yield
101-24.50	5.230		5.100		4.945		4.769		4.573
101-25.50	5.226		5.093		4.937		4.758		4.559
101-26.50	5.221		5.087		4.928		4.746		4.545
101-27.50	5.216		5.080		4.919		4.735		4.531
101-28.50	5.211		5.074		4.910		4.724		4.517
101-29.50	5.207		5.067		4.901		4.712		4.503
101-30.50	5.202		5.060		4.892		4.701		4.489
101-31.50	5.197		5.054		4.884		4.690		4.475
102-00.50	5.192		5.047		4.875		4.679		4.461

WAL	8.550		5.816		4.158		3.113		2.422
Mod Durn	6.414		4.621		3.470		2.702		2.168
Principal Window	Sep05 - Jul20		Sep05 - Jul20		Sep05 - Jul20		Sep05 - Jul20		Sep05 - Jul20

LIBOR_1MO	3.53375		3.53375		3.53375		3.53375		3.53375
Prepay	0 PPC		50 PPC		100 PPC		150 PPC		200 PPC
Optional Redemption	Call (N	)	Call (N	)	Call (N	)	Call (N	)	Call (N	)

Yield Curve

Mat	6MO	2YR	3YR	5YR	10YR	30YR
Yld	3.632	3.993	4.018	4.044	4.178	4.4

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.